Exhibit 99.2

White Mountains Insurance Group, Ltd.

Reconciliation of adjusted comprehensive net income* to GAAP comprehensive net income

($ in millions)

	2002	2003	2004	2005	2006

GAAP comprehensive net income	$950.4	$359.6	$595.2	$36.0	$706.1

change in net unrealized gains from Symetra’s fixed maturity portfolio	—	—	(56.6)	32.4	28.3

adjusted comprehensive net income*	$950.4	$359.6	$538.6	$68.4	$734.4

White Mountains Insurance Group, Ltd.

Reconciliation of investments - pretax total return* to GAAP return

Investment Return Reconciliation - 2002

total return before pension	11.4%
effect of pension plan return [1]	-0.4%
investments - pretax total return*	11.0%

	Pre-tax	Adjusting		GAAP
	Total Return	Items		Return

fixed income investments	11.6%	0.6	% [2]	12.2%
short-term investments	2.0%	-1.1	% [3]	0.9%
common stock	32.7%	-29.2	% [4]	3.5%
other investments	29.1%	-11.0	% [5]	18.1%

total return before pension	11.4%	-2.1%		9.3%

[1]	Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return for purposes of this presentation.

[2]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition, interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[3]	Interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[4]

Montpelier Re common stock is classified as an investment in affiliate for GAAP purposes and therefore excluded from GAAP returns. Pretax total return includes Montpelier Re common stock as common stock for purposes of this presentation. In addition, convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation.

[5]

Montpelier Re warrants are classified as an investment in affiliate for GAAP purposes and therefore excluded from GAAP returns. Pretax total return includes Montpelier Re warrants as other investments for purposes of this presentation.

Investment Return Reconciliation - 2003

total return before pension	7.7%
effect of pension plan return [1]	0.7%
investments - pretax total return*	8.4%

	Pre-tax	Adjusting		GAAP
	Total Return	Items		Return

fixed income investments	5.7%	-0.3	% [2]	5.4%
short-term investments	1.0%	0.0	% [3]	1.0%
common stock	32.2%	3.8	% [4]	36.0%
other investments	22.3%	5.5	% [5]	27.8%

total return before pension	7.7%	-1.3%		6.4%

[1]	Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return for purposes of this presentation.

[2]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition, interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[3]	Interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[4]

Montpelier Re common stock is classified as an investment in affiliate for GAAP purposes and therefore excluded from GAAP returns. Pretax total return includes Montpelier Re common stock as common stock for purposes of this presentation. In addition, convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation.

Montpelier Re warrants are classified as an investment in affiliate for GAAP purposes and therefore excluded from GAAP returns. Pretax total return includes Montpelier Re warrants as other investments for purposes of this presentation.

Investment Return Reconciliation - 2004

total return before pension	7.0%
effect of pension plan return [1]	0.3%
investments - pretax total return*	7.3%

	Pre-tax	Adjusting		GAAP
	Total Return	Items		Return

fixed income investments	5.1%	-0.7	% [2]	4.4%
short-term investments	1.0%	0.9	% [3]	1.9%
common stock	18.4%	17.0	% [4]	35.4%
other investments	23.2%	1.1	% [5]	24.3%

total return before pension	7.0%	0.4%		7.4%

[1]	Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return for purposes of this presentation.

[2]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition, interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[3]	Interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[4]

Difference primarily attributable to the sale of Montpelier Re common stock during 2004. Prior to the sale, the investment in Montpelier Re was recorded as investment in affiliate under equity method of accounting for GAAP purposes. In conjunction with the sale, a realized gain was recognized for GAAP purposes. In addition, convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation.

[5]

Montpelier Re warrants are classified as an investment in affiliate for GAAP purposes an therefore excluded from GAAP returns. Pretax total return includes Montpelier Re warrants as other investments for purposes of this presentation.

Investment Return Reconciliation - 2005

total return before pension	1.8%
effect of pension plan return [1]	0.5%
investments - pretax total return*	2.3%

	Pre-tax	Adjusting		GAAP
	Total Return	Items		Return

fixed income investments	0.6%	2.1	% [2]	2.7%
short-term investments	2.6%	3.0	% [3]	5.6%
common stock	8.3%	-3.2	% [4]	5.1%
other investments	0.9%	3.0	% [5]	3.9%

total return before pension	1.8%	1.5%		3.3%

[1]	Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return for purposes of this presentation.

[2]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition, interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[3]	Interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[4]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition GAAP returns include the investment assets and returns of certain entities required to be consolidated under FIN 46. For purposes of this presentation, those entities required to be consolidated under FIN 46 are excluded from pretax total return.

[5]

GAAP returns include the investment assets and returns of certain entities required to be consolidated under FIN 46. For purposes of this presentation, those entities required to be consolidated under FIN 46 are excluded from pretax total return.

Investment Return Reconciliation - 2006

total return before pension	8.7%
effect of pension plan return [1]	0.4%
investments - pretax total return*	9.1%

	Pre-tax	Adjusting		GAAP
	Total Return	Items		Return

fixed income investments	6.5%	-0.6	% [2]	5.9%
short-term investments	5.0%	1.1	% [3]	6.1%
common stock	20.1%	1.9	% [4]	22.0%
other investments	14.5%	2.4	% [5]	16.9%

total return before pension	8.7%	-0.5%		8.2%

[1]	Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return for purposes of this presentation.

[2]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition, interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[3]	Interest earned on funds held are included in the calculation of GAAP returns but excluded from pretax total return for purposes of this presentation.

[4]

Convertible securities are treated as fixed income investments for GAAP returns but are included in common stock for purposes of this presentation. In addition GAAP returns include the investment assets and returns of certain entities required to be consolidated under FIN 46. For purposes of this presentation, those entities required to be consolidated under FIN 46 are excluded from pretax total return.

[5]

GAAP returns include the investment assets and returns of certain entities required to be consolidated under FIN 46. For purposes of this presentation, those entities required to be consolidated under FIN 46 are excluded from pretax total return.

White Mountains Insurance Group, Ltd.

Reconciliation of fully converted tangible book value per share* to GAAP book value per share

($ in millions, except per share amounts, shares in thousands)

	2002	2003	2004	2005	2006

GAAP common shareholders’ equity	$2,407.9	$2,979.2	$3,883.9	$3,833.2	$4,455.3
proceeds from assumed exercise of outstanding warrants	300.0	300.0	—	—	—
benefits to be received from share obligations under employee benefit plans	8.8	7.0	6.7	5.1	4.7
remaining adjustment of subsidiary preferred stock to face value	(139.1)	(125.5)	(108.1)	(86.0)	(41.8)

book value per share, numerator	2,577.6	3,160.7	3,782.5	3,752.3	4,418.2

convertible preference shares	219.0	—	—	—	—
less:
net unrealized gains from Symetra’s fixed maturity portfolio	—	—	(56.6)	(24.2)	4.1
goodwill	—	(20.3)	(20.0)	(24.4)	(32.5)

fully converted tangible book value per share*, numerator	$2,796.6	$3,140.4	$3,705.9	$3,703.7	$4,389.8

common shares outstanding	8,351.4	9,007.2	10,772.8	10,779.2	10,782.8
common shares issuable upon exercise of outstanding warrants	1,714.3	1,724.2	—	—	—
share obligations under employee benefit plans	61.9	50.6	46.5	34.3	29.5

book value per share, denominator	10,127.6	10,782.0	10,819.3	10,813.5	10,812.3

assumed conversion of convertible preference shares to common shares	678.0	—	—	—	—

fully converted tangible book value per share*, denominator	10,805.6	10,782.0	10,819.3	10,813.5	10,812.3
book value per share	$254.52	$293.15	$349.60	$347.00	$408.62
fully converted tangible book value per share*	$258.82	$291.27	$342.52	$342.51	$406.00

White Mountains Insurance Group, Ltd.

Reconciliation of economic combined ratio* to GAAP combined ratio

	2002	2003	2004	2005	2006

GAAP combined ratio	169%	120%	102%	109%	108%

customer acquisition impact [1]	-18%	-7%	-6%	-14%	-11%

operating expense impact [2]	-2%	0%	-1%	0%	0%

economic combined ratio*	149%	113%	95%	95%	97%

[1]                                 GAAP combined ratio requires certain acquisition expenses be deferred and amortized over the term of the policy written. Economic combined ratio* instead amortizes such expenses over the term of the policy written and its expected renewals. In addition, economic combined ratio* offsets acquisition expenses with revenue Esurance receives when referring business it cannot underwrite.

[2]                                 GAAP combined ratio includes other expenses relating to underwriting policies. Economic combined ratio* offsets other expenses with other revenues it receives (i.e., installment fees, policy fees, etc.).

White Mountains Insurance Group, Ltd.

Reconciliation of (i) total GAAP capital to total tangible capital*, (ii)  GAAP common shareholders’ equity to adjusted common equity*

	2002	2003	2004	2005	2006

GAAP common shareholders’ equity	$2,407.9	$2,979.2	$3,883.9	$3,833.2	$4,455.3

minority interest - OneBeacon Insurance Group, Ltd.	—	—	—	—	490.7

debt	793.2	743.0	783.3	779.1	1,106.7

preferred stock	180.9	194.5	211.9	234.0	—

total GAAP capital	$3,382.0	$3,916.7	$4,879.1	$4,846.3	$6,052.7

	2002	2003	2004	2005	2006

GAAP common shareholders’ equity	$2,407.9	$2,979.2	$3,883.9	$3,833.2	$4,455.3
convertible preference shares	219.0	—	—	—	—

less:
net unrealized gains from Symetra’s fixed maturity portfolio	—	—	(56.6)	(24.2)	4.1

goodwill	—	(20.3)	(20.0)	(24.4)	(32.5)

adjusted common equity*	2,626.9	2,958.9	3,807.3	3,784.6	4,426.9

minority interest - OneBeacon Insurance Group, Ltd.	—	—	—	—	490.7

debt	793.2	743.0	783.3	779.1	1,106.7

preferred stock	180.9	194.5	211.9	234.0	—

total tangible capital*	$3,601.0	$3,896.4	$4,802.5	$4,797.7	$6,024.3

debt to total GAAP capital	23%	19%	16%	16%	18%
debt to total tangible capital	22%	19%	16%	16%	18%

White Mountains Insurance Group, Ltd.

Reconciliation of Symetra’s adjusted common equity* to GAAP common shareholders’ equity

	8/02/04	12/31/05	12/31/06

GAAP common shareholders’ equity	$1,064.9	$1,404.9	$1,327.4

Less:
net unrealized gains from fixed maturity portfolio	—	(128.6)	21.9

adjusted common equity*	$1,064.9	$1,276.3	$1,349.3	[a]

[a]                       adding back the dividend paid in December 2006, Symetra’s adjusted common equity* was $1,449.3